UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2012

FIRST DEFIANCE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

OHIO	0-26850	34-1803915
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

         601 Clinton Street, Defiance, Ohio 43512

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (419) 782-5015

                      Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)      On December 17, 2012, the Board of Directors (the “Board”) of First Defiance Financial Corp. (“First Defiance”) amended the terms of the short–term incentive component (“STI”) of the 2011 annual incentive program adopted by the Board on August 15, 2011 for each of Messrs. Donald P. Hileman, Dennis E. Rose and Gregory R. Allen. The only change made to the STI and the respective award agreements is the acceleration of the payout schedule. Other than change to the payout schedule, the terms and conditions of the annual incentive program, the STI and the respective award agreements, as described in the Form 8-K and Exhibit 10.3 thereto filed by First Defiance on August 19, 2011, remain unchanged.

Previously, the STI and respective award agreements provided for 50% of the STI to be paid between January 1 and March 15 of the first fiscal year following the end of the STI performance period, an additional 25% of the STI to be paid between January 1 and March 15 of the second fiscal year following the end of the performance period, and the remaining 25% of the STI to be paid between January 1 and March 15 of the third fiscal year following the end of the performance period.

Following the end of the 2011 performance period, each of Messrs. Hileman, Rose and Allen were paid 50% of their respective STI awards in March 2012, pursuant to the terms of the original STI and award agreements. In First Defiance’s proxy statement, filed on March 26, 2012 for the annual meeting of shareholders held on April 24, 2012, the Summary Compensation Table includes 100% of the amounts earned under the STI, because such amounts were based solely on the 2011 performance of First Defiance, regardless of when such awards are paid.

The amendment to the STI and respective award agreements for each of Messrs. Hileman, Rose and Allen accelerates the payout, so that the remaining 50% of the award is paid in December 2012, rather than 25% at the beginning of 2013 and 25% at the beginning of 2014.

The foregoing summary is qualified in its entirety by reference to the award agreements between First Defiance and each of Messrs. Hileman, Rose and Allen, a form of which is attached as Exhibit 10.3 to the Form 8-K filed by First Defiance on August 19, 2011, and which the Board has amended to add the following language to the end of paragraph 8: “Notwithstanding the foregoing, the Board of Directors of the Company maintains the discretion to accelerate the above payment schedule for any reason whatsoever.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST DEFIANCE FINANCIAL CORP.

By:	/s/ Donald P. Hileman
Donald P. Hileman, Executive Vice President & Chief Financial Officer

Date: December 21, 2012